ADDENDUM TO LEASE AGREEMENT
                                December 9, 1996


Whereas: Sedona - GeoServices. Inc. ("Tenant") entered into a Lease Agreement with Lewis Road Associates, a Pennsylvania Partnership, ("Landlord"), dated July 1st, 1996.

Whereas: The existing Lease Agreement comprises 2.793 square feet in the office building situated at 649 N. Lewis Road, Limerick, PA. which is labeled suite #220

Whereas: The Tenant is desirous of leasing additional office space in the building on the southwest corner of the second floor comprising 3,734 square feet labeled suite #210.

Whereas: Since the Tenant will be occupying space currently leased by the Metropolitan Life Insurance Company, Tenant will be leasing said space at a rate more favorable than current market rates or a combined base rate and common area expenses of $29,922.50 per year or $2,493.54 per month for the first twelve (12) months of the lease term commencing on January 15th, 1997 and ending on January 14, 1998.

Whereas: The second full year lease term will be at $15.00 per square foot, which includes both Base Rate and Common Area Expenses, and when multiplied by the 3,734 square feet of space will yield an annual rental rate of $56,010 or a monthly rate of $4,667.50.

Therefore:  Intending to be legally bound, Tenant and Landlord agree to the above terms and conditions. All rights contained in the Lease Agreement will apply to this Addendum and its related space.

            The Brokerage Commission for the first year of the lease of $1,795.35 will be the responsibility of the Landlord.

            The Landlord is including a $1.00 per square foot fitout allowance to the Tenant of $3,734.00.


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Addendum to Lease
December 9, 1996
Page Two


-------------------------------------      -------------------------------------
Witness                                    Landlord
                                           Gregory A. Dinnocenti

-------------------------------------      -------------------------------------
Witness                                    Tenant
                                           Andrew E. Trolio
                                           Sedona GeoServices, Inc.


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                         ADDENDUM II TO LEASE AGREEMENT
                                January 7, 1997


January 7, 1997

Mr. Peter E. Delle Donne
Sr. V.P. Sedona GeoServices, Inc.
649 N. Lewis Rd.
Suite #220
Limerick, Pa. 19468


Dear Peter:

      As per our telephone conversation on Tuesday, December 31, 1996, I have provided a breakdown of renovation costs for you for the old Metropolitan Life Insurance space as follows:

      Items to be paid for directly by Tenant:

      Electrical -
            No items specified

      Carpeting -                                      $2,892.00 (Rev.'d 1/7/97)
            1.) Replace carpet in end office.
            2.) Replace worn carpets in all hallways.
            3.) Replace carpet in bay area.

      New Paint -(work 90% completed)                  $2,190.00
            1.) Repaint walls as per walkthrough.
            2.) Repaint walls to cover dark blue
                 wallpaper in corner executive office/
                 conference room.

      General Construction -                           $1,500.00

      New Cabinetry -                                  $  230.00
            1.) Install cabinets with doors over
                 counter area.

Addendum II to Lease
January 7, 1997
Page Two


      As per this cost breakdown, you are responsible to pay for any costs incurred over and above the allowance given to you by the Landlord ($3,734.00). The total of these items comes to $6,812.00. The difference that you will be directly responsible to pay for is $3,078.00.


-------------------------------------      -------------------------------------
Witness                                    Landlord
                                           Gregory A. Dinnocenti

-------------------------------------      -------------------------------------
Witness                                    Tenant
                                           Sedona GeoServices, Inc.